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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement Form S-8 of our report dated February 8, 1999, except as to the information in Note 10 for which the date is April 15, 1999, relating to the financial statements, which appears on page F-2 of WorldGate Communications Inc.'s Registration Statement on Form S-1 (Registration No. 333-71997).


/s/ PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
May 20, 1999